UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 25, 2010

ATHENA SILVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On June 25, 2010, the Registrant’s wholly-owned subsidiary, Golden West Brewing Company, a California corporation  (the “Company”) entered into an Intellectual Property Assignment Agreement (“Agreement”) with Mendocino Brewing Company, Inc., a California corporation (“Mendocino”) pursuant to which the Company assigned to Mendocino all of its right, title and interest in and to the Trademarks and Intellectual Property related to its former craft beer operations.

A copy of the Agreement is filed herewith.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Intellectual Property Assignment Agreement

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Silver Corporation

Date: June 25, 2010	By: __/s/ John C. Power_____________ John C. Power, CEO

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